UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXTERNAL: We have not received your vote. Please vote today.
From Janus Henderson Joint Special Meeting of Shareholders <noenvelope@proxydirectmail.com> Date Wed 2026-02-18 10:52 AM
To Richard Babineau <rbabineau@allianceadvisorsllc.com> Janus Investment Fund Joint Special Meeting of Shareholders: May 18, 2026 11:00 a.m. (MT) Dear Shareholder: You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares. By voting today, you can help eliminate the need for additional mailings and phone calls. Thank you for your prompt attention to this matter. Vote Now! Control Number: 02099999001000 Security Code: 99999999 For Shareholders as of February 12, 2026. Ways to Vote

Important Materials Notice of Meeting and Proxy Statement How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? If you have any questions regarding the proposals, or need assistance with voting, you may call Alliance Advisors, the Company’s proxy solicitor, toll free at 1-855-206-2338. If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

EXTERNAL : Action Requested - Vote Today! From Janus Henderson Joint Special Meeting of Shareholders <noenvelope@proxydirectmail.com> Date Wed 2026-02-18 10:53 AM To Richard Babineau <rbabineau@allianceadvisorsllc.com> Janus Investment Fund Joint Special Meeting of Shareholders: May 18, 2026 11:00 a.m. (MT) Dear Shareholder: You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares. By voting today, you can help eliminate the need for additional mailings and phone calls. Thank you for your prompt attention to this matter. Vote Now! Control Number: 02099999001000 Security Code: 99999999 For Shareholders as of February 12, 2026. Ways to Vote

Important Materials Notice of Meeting and Proxy Statement How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? If you have any questions regarding the proposals, or need assistance with voting, you may call Alliance Advisors, the Company’s proxy solicitor, toll free at 1-855-206-2338. If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

EXTERNAL : URGENT - Your vote is needed Today! From Janus Henderson Joint Special Meeting of Shareholders <noenvelope@proxydirectmail.com> Date Wed 2026-02-18 11:02 AM To Richard Babineau <rbabineau@allianceadvisorsllc.com> Janus Investment Fund Joint Special Meeting of Shareholders: May 18, 2026 11:00 a.m. (MT) Dear Shareholder: You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares. By voting today, you can help eliminate the need for additional mailings and phone calls. Thank you for your prompt attention to this matter. Vote Now! Control Number: 02099999001000 Security Code: 99999999 For Shareholders as of February 12, 2026. Ways to Vote

Important Materials Notice of Meeting and Proxy Statement How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? If you have any questions regarding the proposals, or need assistance with voting, you may call Alliance Advisors, the Company’s proxy solicitor, toll free at 1-855-206-2338. If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

EXTERNAL: We have not received your vote. Please vote today. From Janus Henderson Joint Special Meeting of Shareholders <noenvelope@proxydirectmail.com> Date Wed 2026-02-18 10:52 AM To Richard Babineau <rbabineau@allianceadvisorsllc.com> Janus Investment Fund Joint Special Meeting of Shareholders: May 18, 2026 11:00 a.m (MT) Dear Shareholder: You’re receiving this email because you consented to receive your proxy materials over the Internet. This e-mail provides the information you will need to view the Proxy Statement online, access your proxy card and vote your shares. By voting today, you can help eliminate the need for additional mailings and phone calls. Thank you for your prompt attention to this matter. Vote Now! Control Number: 02099999001000 Security Code: 99999999 For Shareholders as of February 12, 2026. Ways to Vote

Important Materials Notice of Meeting and Proxy Statement How to Vote You are able to vote through the Internet or by telephone. Your browser must support secure transactions. Please read the instructions and proxy materials carefully before voting. Questions? If you have any questions regarding the proposals, or need assistance with voting, you may call Alliance Advisors, the Company’s proxy solicitor, toll free at 1-855-206-2338. If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser. Adobe© Acrobat© Reader is needed to view these documents.

Janus Investment Fund

Joint Special Meeting of Shareholders – Notice & Access Email for Beneficial Holders

Notice/Access (after definitive filing):

Subject: IMPORTANT: Your Janus Henderson mutual fund.

Dear First Last Name:

As a courtesy to our shareholders, we are writing to inform you that the proxy materials for the upcoming Joint Special Meeting of Shareholders of your Janus Henderson mutual fund are now available for review.

You may access the materials at the link below:

[Insert SEC / Proxy Link]

Although printed materials will be mailed shortly, you may review the information and submit your vote at any time using one of the methods below.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – Please click the link below to execute your voting instructions.

CLICK HERE TO VOTE

Submitting your vote early will prevent additional reminder outreach.

We appreciate your time and continued engagement.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Notice & Access Email for Registered Holders

Notice/Access (after definitive filing):

Subject: IMPORTANT: Your Janus Henderson mutual fund.

Dear First Last Name:

As a valued shareholder, we are pleased to provide you with early access to the proxy materials for the upcoming Joint Special Meeting of Shareholders for your Janus Henderson mutual fund. The materials are now available for your review ahead of the formal mailing.

You may access the full set of documents here:

[Insert SEC / Proxy Link]

Voting is easy!

We encourage you to review the materials at your convenience. Should you wish to vote now, you may do so easily using the secure voting link below or by speaking directly with a Proxy Specialist.

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – Please click the link below to execute your voting instructions.

CLICK HERE TO VOTE

Submitting your vote early will prevent additional reminder outreach.

We appreciate your time and continued engagement.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Template

Notice /Access Campaign text:

Good day [fname],

As a courtesy to our valued shareholders, the link below provides access to the proxy materials for the upcoming joint Special Shareholder Meeting of your Janus Henderson mutual fund.

[Insert SEC / Proxy Link] (insert actual link once its available)

We encourage you to submit your vote today by clicking your secure voting link below or by calling 1-855-206-2338.

Submitting your vote now will prevent any additional reminder outreach. Please click the link below to execute your voting instructions.

[Individual Link here]

Thank you for your prompt attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Investment Fund

Inbound Number: 1-855-206-2338

Meeting Date: May 18, 2026.

Adjournment Date: MM DD 2026.

General Inbound Greeting

Thank you for calling the Janus Henderson mutual fund shareholders information line, my name is <Agent’s Name> and this call is being recorded for quality assurance, how may I assist you today?

General Outbound Greeting – Adjourned Campaign (Lv. II)

Good day. May I please speak with Mr./Mrs. <Full Name as Registered>?

Hello Mr./Mrs. <Last Name>. My name is <Agent’s Name>, calling on a recorded line on behalf of your Janus Henderson mutual fund.

I’m reaching out to inform you that the Joint Special Meeting of Shareholders has been adjourned to <Adjourned Date> to allow additional time for shareholders to participate, as quorum was not yet achieved.

According to our latest records, your shares remain unvoted. As a valued shareholder, your participation in this process is important, and you may conveniently cast your vote with me over the phone today. Shareholders are being asked to vote on two proposals. The first approval is to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst. The second proposal is to re-elect the Board of Trustees of your mutual fund. The Board unanimously recommends a “FOR” vote on all proposals. Would you like to vote in line with the Board’s recommendation?

If “Yes” or positive response:

Would you like to vote all of your accounts accordingly?

Thank you, I am recording your [FOR/AGAINST/ABSTAIN] vote.

•	For confirmation purposes, please state your FULL NAME.

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Investment Fund

•	And according to our records, you currently reside in <CITY/STATE/ZIP> is that correct?

•	To ensure we have the correct street address for the confirmation, please state your full STREET ADDRESS.

If “No” or negative response:

I would be happy to review the meeting agenda with you. (Review the proposal(s) by reading the factsheet).

First, shareholders are being asked to approve a new investment advisory agreement for your mutual fund with Janus Henderson Investors US LLC.

The terms of your fund’s New Advisory Agreement are substantially identical to those of your fund’s Current Advisory Agreements. There is no change in the fee rate payable by your Fund to the Adviser.

Second, shareholder are being asked to re-elect the Board of Trustees of your Fund.

The Board of Trustees of your Fund unanimously recommends that you vote “FOR” the proposal. Would you like to vote along with the Board’s recommendation? (Proceed to confirm the vote)

If shareholder still chooses not to vote:

I understand that you do not wish to vote at this time. If you decide to cast your vote before May 18, 2026, you may reach us toll-free at 1-855-206-2338, Monday through Friday from 9:00 AM to 10:00 PM Eastern Time, and Saturdays and Sundays from 10:00 AM to 6:00 PM Eastern Time.

We appreciate your time. Thank you and have a great day.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll-free number listed on the confirmation.

Call Closing:

Mr./Mrs. <Last Name>, your vote is very important and your time is appreciated. Thank you and have a good day.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Beginning of Campaign Email:

Subject: Action Required! – Your Janus Henderson mutual fund.

Dear First Last Name:

The joint Special Meeting of Shareholders for your Janus Henderson mutual fund is quickly approaching. Our latest records show that your vote has not been received.

The Board of Trustees of your mutual fund unanimously recommends that all Shareholders vote “FOR” all proposals. Detailed information on the meeting and the proposals can be found by visiting Janus Investment Fund, SEC Filings.

Voting is easy!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please Vote Today!

We urge you to vote before May 18, 2026.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Mid-campaign Email:

Subject: Janus Henderson Mutual Fund – Important Information!!

Dear First Last Name:

Our attempts to reach you have been unsuccessful, and the joint Special Meeting of Shareholders for your Janus Henderson mutual fund is taking place in [XX] days. As of today, our records indicate that you have not voted your shares.

The Board of Trustees of your mutual fund unanimously recommends that all shareholders vote “FOR” all proposals. Detailed information on the meeting and the proposals can be found by visiting Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Every vote counts. Make sure your word is heard before May 18, 2026.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Beginning and Mid-Campaign Email with talking point #1:

Subject: IMPORTANT: Your vote needed re: Janus Henderson mutual fund proposals.

Dear First Last Name:

The Joint Special Meeting of Shareholders for your Janus Henderson mutual fund is fast approaching, and our records indicate that your vote has not yet been received.

Your vote is needed to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

The Board of Trustees of your mutual fund has unanimously approved your mutual fund’s new investment advisory agreement and recommended that shareholders vote “FOR” all proposals.

Detailed information on the meeting and the proposals can be found by visiting Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please vote today. We urge you to submit your vote before May 18, 2026.

Operations – Retail Engagement	3

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Beginning and Mid-Campaign Email with talking point #2:

Subject: Janus Henderson mutual fund meeting: Vote now to have your voice heard.

Dear First Last Name:

The Joint Special Meeting of Shareholders for your Janus Henderson mutual fund is quickly approaching. Our records show that your proxy vote has not yet been submitted.

Your vote is needed to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

The Board of Trustees of your mutual fund unanimously approved your mutual fund’s new investment advisory agreement and recommends that all Shareholders vote “FOR” all proposals. Detailed information on the meeting and the proposals can be found by visiting Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We encourage you to vote before May 18, 2026.

Operations – Retail Engagement	4

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Beginning and Mid-Campaign Email with talking point #3:

Subject: NOTICE: Your shares are still unvoted for your Janus Henderson mutual fund.

Dear First Last Name:

The Joint Special Meeting of Shareholders for your Janus Henderson mutual fund is approaching, and according to our latest records, your vote has not yet been received.

Your vote is needed to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

After careful consideration, the Board of Trustees of your mutual fund approved your mutual fund’s new investment advisory agreement and unanimously recommends voting “FOR” all proposals.

Voting is easy, please make sure to vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please vote today, and no later than May 18, 2026.

Operations – Retail Engagement	5

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

End of Campaign Email:

Subject: Urgent! – Your Janus Henderson mutual fund.

Dear First Last Name:

On behalf of your Janus Henderson mutual fund, we’ve been trying to reach you regarding the joint Special Meeting of Shareholders. According to our most recent records, we have not received your vote, and with the meeting just days away, we strongly urge you to act now.

The Board of Trustees of your fund unanimously recommends that all Shareholders vote “FOR” all proposals. Detailed information on the meeting and the proposals can be found by visiting Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

3.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

4.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before May 18, 2026 - Please Vote Today!

Operations – Retail Engagement	6

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Adjourned Meeting Email:

Subject: Your Vote for Janus Henderson Mutual Fund Matters – Vote Before MM DD, 2026.

Dear First Last Name:

The joint Special Meeting of Shareholders for your Janus Henderson mutual fund has been adjourned to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees of your mutual fund unanimously recommends that all Shareholders vote “FOR” all proposals.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before MM DD, 2026 - Please Vote Today!

Operations – Retail Engagement	7

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Beginning of Campaign Email:

Subject: Your Janus Henderson mutual fund vote.

Dear First Last Name:

We are writing to you regarding the upcoming Joint Special Meeting of Shareholders for your Janus Henderson mutual fund. As of our most recent review, your voting instructions have not yet been received.

The Board of Trustees of your mutual fund unanimously recommends that all Shareholders vote “FOR” all proposals to be presented at the meeting. We encourage you to take a moment to review the proposal details, which are available through the filings with the Securities and Exchange Commission by Janus Investment Fund, the Trust of which your mutual fund is a part.

Your participation is an important part of the shareholder process, and we appreciate your consideration!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Please Vote Today!

We urge you to vote before May 18, 2026.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Mid-campaign Email:

Subject: Important Information for Janus Henderson Mutual Fund Shareholders.

Dear First Last Name:

As the Joint Special Meeting of Shareholders for your Janus Henderson mutual fund approaches in [XX] days, we wanted to follow up, as our records indicate that your vote has not yet been submitted.

The Board of Trustees of your mutual fund unanimously recommends that all Shareholders vote “FOR” all proposals. Full details regarding the meeting and the matters being voted on can be found by visiting Janus Investment Fund’s SEC Filings.

Your vote is very important, please vote today!

We appreciate your time and attention to this matter and thank you for your continued engagement as a shareholder.

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-855-206-2338 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

Every vote counts. Make sure your word is heard before May 18, 2026.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Beginning and Mid-Campaign Email with talking point #1:

Subject: Shareholder voting information for your Janus Henderson mutual fund.

Dear First Last Name:

This email is being sent to provide you with important voting information regarding your Janus Henderson mutual fund and the upcoming Joint Special Meeting of Shareholders.

Your vote is needed to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

At the upcoming meeting, you are being asked to vote on the proposed new investment advisory agreement, which has been approved by your mutual fund’s Board of Trustees.

Voting is easy!

We have made voting simple and flexible for you:

1.	Vote with a live Proxy Specialist – Calls us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We appreciate your time and participation and kindly ask that you submit your vote before May 18, 2026.

Operations – Retail Engagement	3

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Beginning and Mid-Campaign Email with talking point #2:

Subject: Information for Janus Henderson Mutual Fund Shareholders.

Dear First Last Name:

As a shareholder invested directly with your Janus Henderson mutual fund, your participation is important, and we want to ensure you have every opportunity to cast your vote ahead of the upcoming Joint Special Meeting of Shareholders.

At the upcoming meeting, shareholders are being asked to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

The Board of Trustees of your fund unanimously approved your mutual fund’s new investment advisory agreement and recommends that all Shareholders vote “FOR” all Proposals. Details on the meeting and the proposals can be found by visiting Janus Investment Fund’s SEC Filings.

Voting is easy!

We have made voting simple and flexible for you:

1.	Vote with a live Proxy Specialist – Calls us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We kindly ask that you submit your vote before May 18, 2026. If you have questions or would like to review the proposals together, our team is here to help.

Operations – Retail Engagement	4

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Beginning and Mid-Campaign Email with talking point #3:

Subject: Following up on your Janus Henderson mutual fund shareholder vote.

Dear First Last Name:

We hope you are doing well. We are writing to follow up regarding your Janus Henderson mutual fund investment and the upcoming Joint Special Meeting of Shareholders.

According to our records, your vote has not yet been received. At the meeting, shareholders are being asked to vote to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreements. There is no change in the fee rate payable by your mutual fund to the adviser.

After careful consideration, the Board of Trustees your fund unanimously approved your mutual fund’s new investment advisory agreement and recommends a “FOR” vote on all proposals. You may review the full details of the meeting and proposals by accessing Janus Investment Fund’s SEC Filings.

Voting is easy!

We have made voting simple and flexible for you:

1.	Vote with a live Proxy Specialist – Calls us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We respectfully encourage you to submit your vote prior to May 18, 2026. Should you have any questions or need assistance, our team is happy to help.

Operations – Retail Engagement	5

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Beginning and Mid-Campaign Email with talking point #4:

Subject: Reminder: Janus Henderson mutual fund—shareholder voting.

Dear First Last Name:

As a valued shareholder invested directly with your Janus Henderson mutual fund, we would like to remind you that the Joint Special Meeting of Shareholders is approaching, and according to our records, your proxy vote has not yet been received.

At the meeting, shareholders are being asked to vote to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

After careful consideration, the Board of Trustees of your fund unanimously approved your mutual fund’s new investment advisory agreement recommends a “FOR” vote on all proposals. Detailed information regarding the meeting and proposals is available at Janus Investment Fund’s SEC Filings.

Voting is easy!

We have made voting simple and flexible for you:

1.	Vote with a live Proxy Specialist – Call us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We respectfully encourage you to vote prior to May 18, 2026, and we are happy to assist should you have any questions.

Operations – Retail Engagement	6

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

End of Campaign Email:

Subject: Time-Sensitive: Janus Henderson Mutual Fund Shareholder Meeting.

Dear First Last Name:

We are reaching out on behalf of your Janus Henderson mutual fund as the Joint Special Meeting of Shareholders is now just [XX] days away. According to our most recent records, your voting instructions have not yet been received.

The Board of Trustees of your mutual fund unanimously recommends that shareholders vote “FOR” all proposals. We respectfully encourage you to review your mutual fund’s proxy materials at Janus Investment Fund ’s SEC Filings and to submit your vote at your earliest convenience.

Thank you for your prompt attention and for your continued participation as a valued shareholder.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – Call us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We urge you to vote before May 18, 2026—Please Vote Today!

Operations – Retail Engagement	7

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Adjourned Meeting Email:

Subject: Additional Time to Submit Your Janus Henderson Mutual Fund Vote.

Dear First Last Name:

The Joint Special Meeting of Shareholders for your Janus Henderson mutual fund has been adjourned, providing shareholders of record with additional time to review and vote on the proposals outlined in the Proxy Statement.

The Board of Trustees of your fund unanimously recommends a “FOR” vote on all proposals, and your participation in this process is sincerely appreciated.

We thank you for your time and consideration and for your continued engagement.

Please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – Call us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We urge you to vote before MM DD, 2026 - Please Vote Today!

Operations – Retail Engagement	8

Joint Special Meeting of Shareholders for Janus Investment Fund

Inbound Number: 1-855-206-2338

Meeting Date: May 18, 2026.

General Inbound Greeting

Thank you for calling the Janus Henderson Investors mutual fund shareholders information line, my name is <Agent’s Name> and this call is being recorded for quality assurance, how may I assist you today?

General Outbound Greeting (Lv. III)

Mid-Campaign Script is used during the last 15 days of the campaign before the meeting date.

Good day. May I please speak with Mr./Mrs. <Full Name as Registered>?

Hello Mr./Mrs. <Last Name>. My name is <Agent’s Name>, calling on a recorded line regarding the Joint Special Meeting for your Janus Henderson mutual fund taking place on May 18, 2026.

As of today, we have not received your vote. With only a few days remaining before the meeting, the Board of your mutual fund has authorized us to assist shareholders by securely capturing votes by phone to ensure their shares are represented.

Shareholders are being asked to vote on two proposals. The first approval is to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst. The second proposal is to re-elect the Board of Trustees of your mutual fund. The Board unanimously recommends a “FOR” vote on all proposals. Would you like to vote along with the Board’s recommendation?

If “Yes” or positive response:

Would you like to vote all of your accounts accordingly?

Thank you, I am recording your [FOR/AGAINST/ABSTAIN] vote.

•	For confirmation purposes, please state your FULL NAME.

•	And according to our records, you currently reside in <CITY/STATE/ZIP> is that correct?

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Investment Fund

•	To ensure we have the correct street address for the confirmation, please state your full STREET ADDRESS.

If “No” or negative response:

I would be happy to review the meeting agenda with you. (Review the proposal(s) by reading the factsheet).

First, shareholders are being asked to approve a new investment advisory agreement for your mutual fund with Janus Henderson Investors US LLC .

The terms of your Fund’s New Advisory Agreement are substantially identical to those of the Current Advisory Agreements. There is no change in the fee rate payable by your Fund to the Adviser.

The Board of Trustees of your Fund unanimously recommends that you vote “FOR” the proposal. Would you like to vote along with the Board’s recommendation? (Proceed to confirm the vote)

If shareholder still chooses not to vote:

I understand that you do not wish to vote at this time. If you decide to cast your vote before May 18, 2026, you may reach us toll-free at 1-855-206-2338, Monday through Friday from 9:00 AM to 10:00 PM Eastern Time, and Saturdays and Sundays from 10:00 AM to 6:00 PM Eastern Time.

We appreciate your time. Thank you and have a great day.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll-free number listed on the confirmation.

Call Closing:

Mr./Mrs. <Last Name>, your vote is very important and your time is appreciated. Thank you and have a good day.

Operations – Retail Engagement	2

Co/Alliance Advisors LLC

PO Box 431

Little Falls, NJ 07424

ADDRESS SERVICE REQUESTED

MM DD, 2026

Address1

Address2

Address3

Address4

Address5

Address6

Address7

IMPORTANT NOTICE

Insert QR CODE here

Re: Janus Henderson Fund Investors

Dear Valued Shareholder,

We have made several attempts to contact you regarding an important matter related to your investment.

We kindly request you contact us as soon as possible. You may reach us by calling 1-855-206-2338 during the hours of 9:00 AM – 10:00 PM Eastern Time, Monday through Friday and from 10:00am – 6:00pm, Saturday and Sunday.

Alternatively, you may scan the QR code above to conveniently complete your response online.

This matter is very important and will take only a moment of your time. Thank you in advance for your assistance with this matter.

Sincerely,

Gina Balderas

Operations Manager

Joint Special Meeting of Shareholders for Janus Investment Fund

Inbound Number: 1-855-206-2338

Meeting Date: May 18, 2026.

General Inbound Greeting

Thank you for calling the Janus Henderson Investors mutual fund shareholder information line, my name is <Agent’s Name> and this call is being recorded for quality assurance, how may I assist you today?

General Outbound Greeting (Lv. I)

Good day. May I please speak with Mr./Mrs. <Full Name as Registered>?

Hello Mr./Mrs. <Last Name>. My name is <Agent’s Name>. I’m calling on behalf of your Janus Henderson mutual fund on a recorded line. The reason for my call today is to let you know that the Joint Meeting of Shareholders is scheduled to take place on May 18th, 2026.

Currently, we are offering shareholders the convenience of casting their proxy votes by phone. The Board of Trustees of your fund unanimously recommends that you vote “FOR” the proposal. Would you like to vote along with the Board’s recommendation?

If “Yes” or positive response:

Would you like to vote all of your accounts accordingly?

Thank you, I am recording your [FOR/AGAINST/ABSTAIN] vote.

•	For confirmation purposes, please state your FULL NAME.

•	And according to our records, you currently reside in <CITY/STATE/ZIP> is that correct?

•	To ensure we have the correct street address for the confirmation, please state your full STREET ADDRESS.

Operations – Retail Engagement	1

If “No” or negative response:

I would be happy to review the meeting agenda with you. (Review the proposal(s) by reading the fatcsheet).

First, shareholders are being asked to approve a new investment advisory agreement for your mutual fund with Janus Henderson Investors US LLC.

The terms of your Fund’s New Advisory Agreement are substantially identical to those of the Current Advisory Agreements. There is no change in the fee rate payable by your Fund to the Adviser.

The Board of Trustees of your mutual fund unanimously recommends that you vote “FOR” the proposal. Would you like to vote along with the Board’s recommendation? (Proceed to confirm the vote)

If shareholder still chooses not to vote:

I understand that you do not wish to vote at this time. If you decide to cast your vote before May 18, 2026, you may reach us toll-free at 1-855-206-2338, Monday through Friday from 9:00 AM to 10:00 PM Eastern Time, and Saturdays and Sundays from 10:00 AM to 6:00 PM Eastern Time.

We appreciate your time. Thank you and have a great day.

Thank you. You will receive a confirmation of your voting instructions within 5 days. If you have any questions, please contact us at the toll-free number listed on the confirmation.

Call Closing:

Mr./Mrs. <Last Name>, your vote is very important and your time is appreciated. Thank you and have a good day.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Beginning of Campaign text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutualfund and Board of Trustees.

The joint Special Meeting of Shareholders is fast approaching, and according to our records, we have not received your vote.

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Mid-campaign text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

Our attempts to reach you have been unsuccessful, and the joint Special Meeting of Shareholders is taking place in [XX] days. As per our records, your vote has not been submitted yet. Please make sure to VOTE YOUR SHARES TODAY!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Beginning and Mid-Campaign Text with talking point #1:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund.

Janus Henderson has announced a proposed transaction with Trian and General Catalyst.

At the meeting, shareholders are being asked to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the transaction.

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

You may submit your vote online or call 1-855-206-2338 for assistance.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	3

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Beginning and Mid-Campaign Text with talking point #2:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund.

Your fund’s board has unanimously approved a new investment advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst.

At the meeting, shareholders are being asked to vote to approve the new investment advisory agreement.

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

You may submit your vote online or call 1-855-206-2338 for assistance.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	4

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Beginning and Mid-Campaign Text with talking point #3:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund.

At the meeting, shareholders are being asked to approve a new investment advisory agreement to allow Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst. The terms of your mutual fund’s new advisory agreement are substantially identical to those of your mutual fund’s current advisory agreement. There is no change in the fee rate payable by your mutual fund to the adviser.

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Need help? Call 1-855-206-2338. To vote online, please click the following link.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	5

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

End of Campaign Text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders is just [XX] days away, and our records indicate that you have not yet cast your vote. Time is critical, please take action NOW and VOTE YOUR SHARES TODAY!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	6

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Adjourned campaign text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to MM, DD, YYYY, to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” all proposals. Your participation in this process is important and appreciated, please vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	7

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Beginning of Campaign text:

Hello [fname],

This is [agent] with Alliance Advisors, contacting you on behalf of your Janus Henderson mutual fund and its Board of Trustees.

As a valued shareholder invested directly in your mutual fund, we wanted to ensure you received access to the materials for the upcoming joint Special Meeting. Our records indicate your voting instructions are still pending.

Meeting details may be reviewed here:

[Insert DEF 14A Link]

Should you prefer, we are happy to assist you by phone at 1-855-206-2338, or you may vote securely below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Mid-campaign text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

Our attempts to reach you have been unsuccessful, and the joint Special Meeting of Shareholders will take place in [XX] days. According to our records, we have not yet received your voting instructions regarding the approval of a new investment advisory agreement to permit Janus Henderson to continue managing your mutual fund following a proposed transaction involving Janus Henderson.

Vote securely below or call 1-855-206-2338 if you would like assistance.

[Individual Link here]

You may review the proxy materials here:

[Insert DEF 14A Link]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Beginning and Mid-Campaign Text with talking point #1:

Hello [fname],

This is [agent] with Alliance Advisors, contacting you on behalf of your Janus Henderson mutual fund and its Board of Trustees.

We are personally following up to ensure you’ve had the opportunity to review the information for the upcoming joint Special Meeting of Shareholders.

At the meeting you are being asked to vote on a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst. There is no expected impact to your mutual fund as a result of this transaction.

Your vote has not yet been recorded. You may review the proposals here:

[Insert DEF 14A Link]

For your convenience, you may vote below or contact us at 1-855-206-2338 for assistance.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	3

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Beginning and Mid-Campaign Text with talking point #2:

Hello [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund.

At the upcoming joint Special Meeting, shareholders are being asked to vote on a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed acquisition of Janus Henderson by Trian and General Catalyst. The Board of Trustees unanimously recommends a “FOR” vote on all proposals, and no changes to your mutual fund are expected at this time.

Your vote is still pending. Please review the materials here:

[Insert DEF 14A Link]

You may submit your vote online or call 1-855-206-2338 for assistance.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	4

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Beginning and Mid-Campaign Text with talking point #3:

Hello [fname],

This is [agent] with Alliance Advisors, contacting you on behalf of your Janus Henderson mutual fund.

The joint Special Meeting of Shareholders is fast approaching, and according to our most recent records, we have not yet received your vote regarding a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following Janus Henderson’s transition to private ownership.

Meeting materials are available here:

[Insert DEF 14A Link]

Please vote securely below or call 1-855-206-2338 for personalized support.

[Individual Link here]

STOP to END.

Operations – Retail Engagement	5

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

End of Campaign Text:

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders is just [XX] days away, and our records indicate that we have not yet received your voting instructions regarding a new advisory agreement to permit Janus Henderson to continue managing your mutual fund following the proposed transaction involving Janus Henderson. As the meeting approaches, your participation is especially important to ensure your shares are represented.

For your convenience, and to avoid any further outreach, you may submit your vote at any time before May 18, 2026, using the secured link below or speak directly with a proxy specialist at 1-855-206-2338.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	6

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Adjourned campaign text:

Good day [fname],

This is [agent] with Alliance Advisors, reaching out on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The Joint Special Meeting of Shareholders has been adjourned to MM, DD, YYYY, providing shareholders of record additional time to consider and vote on the proposals outlined in the Proxy Statement.

The Board of Trustees unanimously recommends a “FOR” vote on all proposals, and your participation is sincerely valued as part of this process. We invite you to submit your voting instructions at your convenience.

For ease and to avoid any further outreach, you may vote securely using the link below or speak directly with a proxy specialist at 1-855-206-2338.

[Individual Link here]

Thank you for your time and continued engagement.

STOP to END

Operations – Retail Engagement	7

Warm Transfer Workflow – Shareholder Calls

1. Sending Agent: Set Up the Transfer (Shareholder on the Line)

Goal: Explain why the transfer is happening and reassure the shareholder.

Script:

“To make sure you get the best assistance, I’m going to connect you with a colleague who can assist you further with your shareholder account and voting options. I’ll stay on the line while I bring them in.”

If the shareholder hesitates:

“This will just take a moment, and you won’t need to repeat your information.”

2. Sending Agent g Receiving Agent: Internal Handoff (Off-Hold)

Goal: Give a concise, accurate briefing.

Internal Brief (30 seconds or less):

•	Shareholder name

•	Reason for call (e.g., proxy vote, meeting details, concern/question)

•	Any sensitivities (confused, upset, time-limited)

Example:

“I have a shareholder on the line calling about the upcoming Joint Special Meeting. They have not yet submitted their proxy vote and would like assistance reviewing options and voting today.”

3. Receiving Agent: Join the Call (Warm Transfer Acceptance)

Goal: Build trust, confirm continuity, and take control smoothly.

Operations – Retail Engagement	1

Warm Transfer Workflow – Shareholder Calls

Primary Script (Recommended):

“Hello, thank you for holding Mr./Ms.____________ My name is [Name] with [Company]. I understand you were speaking with [Agent Name] regarding your shareholder account and the upcoming meeting. I’ve been briefed, so there’s no need to repeat anything. I’ll be happy to help you from here.”

4. Receiving Agent: Confirm Purpose & Move Forward

Confirmation Script:

“Just to confirm, you’re calling regarding your proxy vote for the upcoming shareholder meeting?”

If yes g proceed immediately:

“Great. I can review the proposals with you and assist you with submitting your vote.

5. If the Shareholder Is Upset or Confused

De-escalation Script:

“I understand, and I appreciate you taking the time to call. My goal is to make this as clear and straightforward as possible for you.”

6. Closing the Call (After Assistance or Vote)

Closing Script:

“Your vote has been successfully recorded. Thank you for taking the time to participate, and please don’t hesitate to reach out if you have any additional questions.”

Operations – Retail Engagement	2

Website banner message and website hero promo for direct shareholders:

Janus Henderson Investors Proxy Notification

Please note we have partnered with Alliance Advisors as an industry-leading proxy solicitor to best serve you, our client, during the proxy approval process. Alliance Advisors will be reaching out to you to make sure you have everything you need to cast your vote.

Vote Now <www.votejhi.com/mutualfunds>

Interstitial message for direct shareholders:

Janus Henderson Investors Proxy Notification

Please note we have partnered with Alliance Advisors as an industry-leading proxy solicitor to best serve you, our client, during the proxy approval process.

Alliance Advisors will be reaching out to ensure you have everything you need to cast your vote.

Shareholders may attend the Special Meeting of Shareholders online, vote their shares electronically, and submit questions by visiting www.votejhi.com/mutualfunds.

<VOTE NOW BUTTON>

40 Act Proxy Shareholder Approval Video – Michael Schweitzer

As you may know, Janus Henderson has entered into a definitive agreement to go private with investors led by Trian and General Catalyst.

Shareholder approval of new investment advisory agreement is required for Janus Henderson to continue serving as the funds’ investment adviser after closing.

We ask that financial advisors encourage their clients to vote their shares and return their proxy in a timely manner to avoid additional follow-up communication from our proxy solicitor, Alliance Advisors, which can come in the form of physical mailings, emails, text messages, and phone calls.

Please note that we do not expect any impact to our investments or client servicing as a result of this transaction.

The terms of the new advisory agreements are substantially identical to those of the current advisory agreements. There is no change in the fee rate.

Fund investment strategies will remain the same, shareholders will continue to own the same fund shares, and the underlying value of those shares is not expected to change as a result of the transaction.

The same investment teams will continue to manage the funds under the existing investment objectives and policies.

Please note a joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 in a virtual meeting format via live webcast. Shareholders may attend the Special Meeting of Shareholders online, vote their shares electronically, and submit questions by visiting www.votejhi.com/mutualfunds.

If you have any questions, please reach out to your Janus Henderson contact.

As always, we thank you for the trust you have placed in Janus Henderson Investors.

FAQ - ABOUT 40 ACT SHAREHOLDER PROXY APPROVAL

1.	What is happening?

On December 21, 2025, Janus Henderson entered into an agreement, pursuant to which an investor group, led by Trian and General Catalyst, will take the firm private. Shareholders of the Janus Henderson funds are not being asked to vote on the transaction. Rather, shareholders of each fund are being asked to vote on a proposal to approve a new investment advisory agreement that is being presented to them as a result of the transaction.

Although following the completion of the transaction the business will be run substantially the same, the closing of the transaction constitutes a change of control of Janus Henderson Investors US LLC (the “Adviser”), which under the 1940 Act is deemed to be an “assignment” of the funds’ investment advisory agreements with the Adviser, which will cause the agreements to terminate.

To enable Janus Henderson to continue to serve as your fund’s investment adviser upon the closing of the transaction, the Board of Trustees recommends that you vote FOR approval of the new investment advisory agreement between your fund and Janus Henderson Investors.

2.	Who can sign the proxy cards?

The following are general rules for signing proxy cards:

•	Individual Account: Sign name exactly as it appears in the registration on the proxy card.

•	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

•	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

3.	How will I, as a fund shareholder, be affected by the transaction?

As a result of the transaction, your fund investment will not change. You will still own the same fund shares and the underlying value of those shares is not expected to change. Your fund will continue to be managed by the same investment team and in accordance with the existing investment objectives and policies. There will be no change to the advisory fee rate as a result of the transaction. The terms of the new advisory agreements for funds are substantially identical to those of their current advisory agreements.

Proposal to Approve New Investment Advisory Agreements

4.	Why am I being asked to approve a new investment advisory agreement between my fund and Janus Henderson Investors?

Janus Henderson Investors currently serves as your fund’s investment adviser. The closing of the transaction is considered an “assignment” of the current investment advisory agreement with your fund. As is industry standard based on SEC rules, the terms of the current investment advisory agreement state that an assignment of such agreement causes the agreement to automatically terminate.

To enable Janus Henderson to continue to serve as your fund’s investment adviser upon the closing of the transaction, we must request shareholder approval of a new investment advisory agreement between Janus Henderson Investors and your fund. The Board recommends that shareholders vote FOR approval of the new investment advisory agreement for each fund.

5.	Will the transaction result in any important differences between the new investment advisory agreement compared to the current investment advisory agreement for my fund?

No. The terms of your fund’s new investment advisory agreement with the Adviser are substantially identical to the current investment advisory agreement. There will be no change in the contractual advisory fee rate your fund pays or the investment advisory services it receives as a result of the transaction.

6.	What will happen if shareholders of my fund do not approve the new investment advisory agreement before the closing of the transaction?

Subject to 1940 Act restrictions, if your fund does not receive the required shareholder approval, Janus Henderson may continue to manage your fund under an interim investment advisory agreement for the earlier of 150 days after the completion of the transaction or until shareholders approve the new investment advisory agreement. The Board urges you to vote without delay.

Mutual Fund Shareholders Only: Proposal to Elect Trustees

7.	Who are the nominees to be elected Trustees for the mutual funds?

You are being asked to elect eight Trustees to serve on the Board: Cheryl D. Alston, Alan A. Brown, Raudline Etienne, Darrell B. Jackson, Dominic Janssens, William F. McCalpin, Gary A Poliner, and Gwen L. Shaneyfelt. All nominees, other than Gwen L. Shaneyfelt, are currently Trustees of the Trust and have served in that capacity since originally elected or appointed. Ms. Shaneyfelt was unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Nominating and Governance Committee. Each of the current Trustees and Ms. Shaneyfelt are considered “independent,” meaning that the Trustees and nominees are not affiliated with Janus Henderson Investors US LLC (“Janus Henderson Investors”), the funds’ adviser, or its related entities (an “Independent Trustee”).

8.	Why am I being asked to elect Trustees?

You are being asked to elect Ms. Shaneyfelt and each currently serving Trustee as Independent Trustees to (1) return the Board to its normal size of eight trustees and (2) provide the Board with flexibility going forward to appoint Trustees to fill vacancies as needed without the time and expense of unnecessary proxy solicitations.

9.	Is the election of the Trustees related to the transaction?

No, the election of the Trustees is not related to the transaction.

Voting Procedures

10.	Who is eligible to vote?

Shareholders who owned shares of a fund at the close of business on Thursday, February 12, 2026 (the “Record Date”) are eligible to vote. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their fund.

11.	How do I vote my shares?

You can vote in any one of five ways:

•	By internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;

•	By voting at the virtual Meeting on Monday, May 18, 2026; or

•	By live agent by calling the fund’s solicitor, Alliance Advisors toll-free at

•	US Mutual Funds (JIF): 1-855-206-2338

•	US ETFs (DST): 1-855-206-2309

12.	If I send my vote in now as requested, can I change it later?

Yes. You may change your proxy vote at any time before it is voted at the Meeting.

13.	What is the required vote to approve the proposal(s)?

Approval of the proposal to approve your fund’s new investment advisory agreement requires the vote of a “majority of the outstanding voting securities” of your fund as defined under the 1940 Act (“1940 Act Majority”). A 1940 Act Majority means the vote of the lesser of (i) 67% of the fund entitled to vote present, if the holders of more than 50% of such outstanding shares are present; or (ii) more than 50% of such outstanding shares of the fund entitled to vote.

Shareholders of each fund will vote separately on the new investment advisory agreements relating to their fund. An unfavorable vote on any proposal by the shareholders of one fund will not affect another fund if the proposal is approved by the shareholders of that fund. However, the new investment advisory agreements will only take effect upon the closing of the transaction, which is conditioned upon, among other things, obtaining the approval of new investment advisory agreements by Janus Henderson’s advisory clients representing a specified percentage of Janus Henderson’s assets under management.

For Mutual Fund Shareholders Only: For the Proposal to Elect Trustees, the Trustee elections will be determined by a plurality vote (the greatest number of votes) of the shares of all funds. A quorum of shareholders is required to take action at the Meeting. The presence of 30% of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

14.	What happens if the transaction does not close?

The new investment advisory agreement between Janus Henderson Investors and your fund is contingent upon the closing of the transaction and, if approved, will only take effect if the transaction closes.

15.	What information does Alliance, the proxy solicitor, have access to:

Alliance will only have access to the following shareholder data (for direct and beneficial “NOBO” holders):

•	Full Name

•	Full Address

•	Phone Number (landline, mobile, VoIP)

•	Email Address

•	Fund(s) Invested In

•	Voted or Unvoted

•	Number of Shares

16.	Where can I point clients if they have questions about the proxy statement?

Clients can call Alliance Advisors, the proxy solicitor engaged by the funds, toll-free at:

•	US Mutual Funds (JIF): 1-855-206-2338

•	US ETFs (DST): 1-855-206-2309

Clients can also visit:

•	US Mutual Funds (JIF): www.votejhi.com/mutualfunds

•	US ETFs (DST): www.votejhi.com/ETFs

Dear [Client],

As you may know, Janus Henderson has entered into a definitive agreement to go private by a group of investors led by Trian and General Catalyst, two firms that believe strongly in our culture, our business, our people, and our clients.

To enable Janus Henderson to continue to serve as our funds’ investment adviser upon the closing of the transaction, we must request shareholder approval of a new investment advisory agreement between Janus Henderson Investors and each fund.

Please see our press release for additional information and note that we do not expect any impact to our investments or client servicing as a result of this transaction. Indeed, we believe going private will allow the company to invest even more in our people, technology, and client service with a long-term view, and continue to build on our momentum serving you.

Given Trian’s long-standing ownership stake in Janus Henderson, it is anticipated that, following completion of the transaction, our business will be run substantially the same. However, this transaction will be deemed an “assignment” (under the Investment Company Act of 1940) of the advisory agreement between each fund and Janus Henderson.

The terms of the new advisory agreements are substantially identical to those of the current advisory agreements. There is no change in the fee rate. Fund investment strategies will remain the same, shareholders will continue to own the same fund shares, and the underlying value of those shares is not expected to change as a result of the transaction. The same investment teams will continue to manage the funds under the existing investment objectives and policies.

Janus Henderson has retained the industry-leading proxy solicitor, Alliance Advisors, who will be reaching out to shareholders directly to solicit their vote. This solicitation can come in the form of physical mailings, emails, text messages, and phone calls.

In addition, the Board of Trustees for shareholders’ funds is also requesting that shareholders vote on a proposal to elect trustees to serve on the Board of Trustees for their fund.

Please note a joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 in a virtual meeting format via live webcast. Shareholders may attend the Special Meeting of Shareholders online, vote their shares electronically, and submit questions by visiting www.votejhi.com/mutualfunds.

The Proxy Statement includes a detailed discussion of the proposals, which shareholders should read carefully.

If you have any questions, please reach out to your Janus Henderson representative at 877-311-7689.

As always, we thank you for the trust you have placed in Janus Henderson Investors.

Regards,

Russ Shipman

Head of US Direct Business Channel

Janus Henderson Investors

janushenderson.com

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

March 9, 2026

Dear [Client],

Voting on proposals to approve a new investment advisory agreement and elect the Board of Trustees is now open for shareholders of Janus Henderson funds.

We ask that financial advisors encourage their clients to vote their shares and return their proxy in a timely manner to avoid additional follow-up communication from our proxy solicitor, Alliance Advisors, which can come in the form of physical mailings, emails, text messages, and phone calls.

The terms of the new advisory agreements are substantially identical to those of the current advisory agreements. There is no change in the fee rate. Fund investment strategies will remain the same, shareholders will continue to own the same fund shares, and the underlying value of those shares is not expected to change as a result of the transaction. The same investment teams will continue to manage the funds under the existing investment objectives and policies.

In addition, the Board of Trustees for shareholders’ funds is also requesting that shareholders vote on a proposal to elect trustees to serve on the Board of Trustees for their fund.

Please note a joint Special Meeting of Shareholders will be held on Monday, May 18, 2026 in a virtual meeting format via live webcast. Shareholders may attend the Special Meeting of Shareholders online, vote their shares electronically, and submit questions by visiting www.votejhi.com/mutualfunds.

The Proxy Statement includes a detailed discussion of the proposals, which shareholders should read carefully.

If you have any questions, please reach out to your Janus Henderson contact.

As always, we thank you for the trust you have placed in Janus Henderson Investors.

Regards,

Michael Schweitzer

Head of North America and Asia Pacific Client Group

Janus Henderson Investors

janushenderson.com

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Forward Looking Statements

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

Important Additional Information and Where to Find It

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

Participants in the Solicitation

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statement and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov.